UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2005

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01 Other Events.

In connection with the acquisition by Marchex, Inc. (“Marchex”) of certain assets of Name Development Ltd. (“Name Development”), Marchex filed certain unaudited condensed financial statements of Name Development and certain unaudited pro forma condensed consolidated financial statements of Marchex as part of Marchex’s filing of a Registration Statement on Form SB-2 (File No. 333-121213) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), on December 13, 2004, as amended by Amendment No. 1 filed with the Commission on January 11, 2005 and Amendment No. 2 filed with the Commission on February 4, 2005 and Marchex’s filing of a Registration Statement on Form SB-2 (File No. 333-122651) with the Commission under the Act on February 9, 2005. Additional information regarding the acquisition can be found in Marchex’s Current Report on Form 8-K dated November 19, 2004 and furnished and/or filed with the Commission on November 23, 2004 and Marchex’s Current Report on Form 8-K dated February 9, 2005 and furnished and/or filed with the Commission on February 15, 2005; provided, however, that Marchex does not incorporate by reference any information contained in, or exhibits submitted on, a Current Report on Form 8-K that was expressly furnished and not filed.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, are certain unaudited condensed financial statements of Name Development and certain unaudited pro forma condensed financial statements of Marchex relative to the acquisition of certain assets of Name Development.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed financial statements of Name Development Ltd. as of December 31, 2004 and for the six months ended December 31, 2003 and 2004.

99.2	Marchex, Inc. unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2004 and for the three months ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2005	MARCHEX, INC.

	By:	/s/ Russell C. Horowitz
	Name:	Russell C. Horowitz
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited condensed financial statements of Name Development Ltd. as of December 31, 2004 and for the six months ended December 31, 2003 and 2004.

99.2	Marchex, Inc. unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2004 and for the three months ended March 31, 2005.